Subsequent Events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 — SUBSEQUENT EVENTS

As of the date of this report, the Company’s post-period events are as follows:

In October, 2025, the Company adopted an equity incentive plan(“2025 Equity Incentive Plan B”). The Committee is authorised to deliver under the 2025 Equity incentive plan B is 5,000,000 Class A Shares, provided that the Committee may deliver additional shares to prevent dilution from share dividends, recapitalization, share subdivision, share consolidation, reorganization, merger, amalgamation or similar transactions.

On November 7, 2025, the Company issued a total of 4,200,000 Class A ordinary shares of the Company under Company’s October 2025 Share Incentive Plan B to certain employees of the Company.

On December 5, 2025, the Company entered into a Securities Purchase Agreement with several investors for a private placement of 15,000,000 Class A ordinary shares, at a purchase price of $0.31875 per share.. The net proceeds of $4.8 million were received on December 17 and December 18, 2025, respectively.

On December 8, 2025, the Company entered into Purchase Agreement with Eaglepoint AI Inc, a Delaware corporation (“Eaglepoint”), pursuant to which the Company agreed to purchase 51% of the total issued and outstanding capital stock of Eaglepoint, and the Company agreed to pay an aggregate purchase price of $100,000.